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                                                                EXHIBIT 10.2

                      SECURITY AND HYPOTHECATION AGREEMENT


                  SECURITY AND HYPOTHECATION AGREEMENT, dated as of July 30, 1996, made by InterMedia Partners of West Tennessee, L.P., a California limited partnership (the "Grantor"), in favor of The Bank of New York in its capacity as Agent for the benefit of the Lenders (as defined in the Credit Agreement described below) (the "Agent"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them on the date hereof in the Revolving Credit and Term Loan Agreement, dated as of July 30, 1996, among InterMedia Partners IV, L.P., a California limited partnership (the "Borrower"), the Lenders party thereto, The Bank of New York, in its capacity as Administrative Agent, The Bank of New York, NationsBank of Texas, N.A. and Toronto Dominion (Texas), Inc. in their capacity as Arranging Agents (the "Arranging Agents"), and NationsBank of Texas, N.A., and Toronto Dominion (Texas), Inc. in their capacity as Syndication Agents (the "Syndication Agents") (as the same may from time to time be amended, modified or supplemented, the "Credit Agreement").

                              W I T N E S S E T H :

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make Loans to the Borrower; and

                  WHEREAS, the Grantor, as a subsidiary of the Borrower, is willing to secure all of the Secured Obligations by hypothecating and granting a security interest to the Creditors in the collateral described below;

                  NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. Defined Terms. The following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

                  "Collateral" shall have the meaning assigned to such term in
         Section 2 of this Hypothecation Agreement.

                  "Credit Documents" shall mean the Credit Documents (as defined in the Credit Agreement).
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                  "Creditors" shall mean collectively the Agent, the Arranging
         Agents, the Syndication Agents, and the Lenders.

                  "Default" shall mean any Default (as defined in the Credit Agreement).

                  "Event of Default" shall mean any Event of Default (as defined in the Credit Agreement).

                  "FCC" shall mean the Federal Communications Commission (or any successor agency of the federal government).

                  "Franchising Authority" shall mean each of the franchising authorities which granted the Franchises held by the Borrower.

                  "Guarantor" shall mean any Guarantor (as defined in the Credit Agreement)

                  "hereby," "herein," "hereof," "hereunder" and words of similar import refer to this Hypothecation Agreement as a whole (including, without limitation, any schedules hereto) and not merely to the specific section, paragraph or clause in which the respective word appears.

                  "Hypothecation Agreement" shall mean this Security and Hypothecation Agreement, as the same may from time to time be amended, modified or supplemented and shall refer to this Security and Hypothecation Agreement as in effect on the date such reference becomes operative.

                  "Liens" shall have the definition ascribed to such term in the Credit Agreement.

                  "Intercompany Loan Agreement" shall have the definition ascribed to such term in the Credit Agreement.

                  "Intercompany Notes" shall mean the Intercompany Notes (as defined in the Credit Agreement) which are made payable to the order of the Grantor.

                  "New Collateral" shall mean New Collateral (as defined in each Security Supplement).

                  "Proceeds" shall mean "proceeds," as such term is defined in section 9-306(1) of the UCC and, in any


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         event, shall include, without limitation, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Grantor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of any governmental authority), and
         (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  "Secured Obligations" shall mean (i) all of the unpaid principal amount of, and accrued interest on, the Loans, (ii) all fees or premiums owing by the Borrower under or in connection with the Credit Agreement, (iii) all other liabilities and obligations of the Borrower to the Agent or any Lender, whether now existing or hereafter incurred, under or in connection with the Credit Agreement or any of the other Credit Documents, and (iv) all of the obligations of the Grantor to the Agent or any other Creditor under this Hypothecation Agreement.

                  "UCC" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Creditors' security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

         2. Grant of Security Interest.

         As collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Secured Obligations, to induce the Lenders to enter into the Credit Agreement and to make the Loans and other extensions of credit in accordance with the terms thereof, the Grantor hereby grants, assigns and hypothecates to the Agent, for the ratable benefit of the Agent and the other Creditors, a


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first priority security interest in all of the Grantor's right, title and interest in, to and under the following (all of which being hereinafter collectively called the "Collateral"):

                           (i) the Intercompany Notes and any Intercompany Loan
                  Agreements with respect to such Intercompany Notes;

                           (ii) all New Collateral pledged, assigned, conveyed,
                  granted, hypothecated or transferred pursuant to any Security Supplement Agreement; and

                           (iii) to the extent not otherwise included, all
                  Proceeds of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of the foregoing.

         3. [Reserved]

         4. Representations and Warranties. The Grantor hereby represents and warrants that:

                  (a) Except for the security interest granted to the Agent for the benefit of the Agent and the other Creditors pursuant to this Hypothecation Agreement, the Grantor is the sole owner of each item of the Collateral in which it purports to grant a security interest hereunder, having good and marketable title thereto, free and clear of any and all Liens.

                  (b) No effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed by the Grantor in favor of the Agent for the benefit of the Agent and the other Creditors pursuant to this Hypothecation Agreement.

                  (c) The Grantor's principal place of business and the place where its records concerning the Collateral are kept is located at 235 Montgomery Street, Suite 420, San Francisco, California 94104, and the Grantor will not change such principal place of business, remove such records or change the location of its Collateral unless it has taken such action as is neces-


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         sary to cause the security interest of the Agent on behalf of the Agent and the other Creditors in the Collateral to continue to be perfected. The Grantor will not change its principal place of business or the place where its records concerning the Collateral are kept or keep Collateral at any other location without giving thirty (30) days' prior written notice thereof to the Agent.

                  (d) Each of the Intercompany Notes has been delivered to the Agent and has been duly endorsed in blank by the Grantor and the Grantor has delivered to the Agent a copy of the Intercompany Loan Agreement and the letter from the Maker of the Intercompany Note substantially in the form of Exhibit K to the Credit Agreement.

                  (e) Assuming that any financing statements which were delivered to the Agent in respect of this Hypothecation Agreement have been filed in the Office of the Secretary of State of California, this Hypothecation Agreement is effective to create a valid and continuing first priority lien on and first priority perfected security interest in the Collateral with respect to which a security interest may be perfected by filing pursuant to the UCC in favor of the Agent for the benefit of the Agent and the other Creditors, prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Grantor. Assuming that the actions described in the previous sentence have been taken, all action necessary to perfect such security interest in each item of the Collateral has been duly taken.

                  (f) The Grantor has full power and authority to execute, deliver and perform this Hypothecation Agreement and to incur the obligations provided for herein, all of which have been duly authorized by all proper and necessary action. No consent or approval of shareholders or partners, as applicable, is required as a condition to the validity or performance of, or the exercise by the Agent or the other Creditors of any of their rights and remedies under, this Hypothecation Agreement.

                  (g) This Hypothecation Agreement constitutes the valid and legally binding obligation of the Grantor, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and similar laws


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         of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (h) There is no statute, regulation, rule, order or judgment, and no provision of any agreement or instrument binding on the Grantor or affecting its properties and no provision of the certificate of incorporation or by-laws or partnership agreement, as applicable to the Grantor, which would prohibit, conflict with or in any way be inconsistent with or prevent the execution, delivery, or performance of this Hypothecation Agreement or result in or require the creation or imposition of any material Lien on any of the properties of the Grantor as a consequence of the execution, delivery and performance of this Hypothecation Agreement or the consummation of the transactions contemplated hereby; and the execution, delivery and performance by the Grantor of this Hypothecation Agreement and the consummation of the transactions contemplated hereby do not (i) violate any provision of law applicable to the Grantor or its charter documents or any order, judgment or decree of any court or other agency of government binding on the Grantor, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material agreement or instrument binding on the Grantor or affecting its properties or (iii) require any approval of stockholders or partners, as applicable, or any approval or consent of any Person under any agreement or instrument binding on the Grantor or affecting its properties.

         5. Covenants. The Grantor covenants and agrees with the Agent and the other Creditors that from and after the date of this Hypothecation Agreement and until the Secured Obligations are fully satisfied:

                  (a) Further Assurances. At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Grantor, the Grantor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Agent may reasonably deem necessary to obtain the full benefits of this Hypothecation Agreement and of the rights and powers herein granted, such action to include, without limitation, the filing of any financing or continuation statements under the UCC with respect to the liens and security interests granted hereby, and transferring Collateral to the Agent's possession (if a security interest in such


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         Collateral can be perfected by possession). The Grantor also hereby authorizes the Agent to file any such financing or continuation statement without the signature of the Grantor to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any instrument (other than checks representing payments received in the ordinary course of business), such instrument shall be immediately pledged to the Agent hereunder, and shall be duly endorsed in a manner satisfactory to the Agent and delivered to the Agent.

                  (b) Maintenance of Records. The Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. The Grantor will mark its books and records pertaining to the Collateral or otherwise make appropriate provisions in its books and records to evidence this Hypothecation Agreement and the security interest granted hereby in the Collateral. At the Agent's request, the Grantor agrees that upon the occurrence and during the continuation of any Default or Event of Default, the Grantor shall deliver and turn over any such books and records and other documents to the Agent or to its representatives.

                  (c) Indemnification. In any suit, proceeding or action brought by the Agent or any other Creditor relating to any Collateral, the Grantor will save, indemnify and keep the Agent and such Creditor harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by the Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from the Grantor, and all such obligations of the Grantor shall be and remain enforceable against and only against the Grantor and shall not be enforceable against the Agent or any other Creditor.

                  (d) Compliance with Laws, etc. The Grantor will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any governmental authority, applicable to the Collateral or


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         any part thereof; provided, however, that the Grantor may contest any act, regulation, order, decree or direction in any reasonable manner which shall not, in the reasonable opinion of the Agent, materially adversely affect the rights of the Agent or any other Creditor hereunder or adversely affect the first priority of their security interest in the Collateral taken as a whole.

                  (e) Payment of Obligations. The Grantor will pay promptly when due, or make adequate provision for the payment of, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom and all claims of any kind related to the Collateral (including, without limitation, claims for labor, materials and supplies), except to the extent the same are being contested in good faith and reserves which are adequate under GAAP have been established.

                  (f) Limitation on Liens on Collateral. The Grantor will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral, and will defend the right, title and interest of the Agent on behalf of itself and the other Creditors in and to any of the Grantor's rights under the Collateral against the claims and demands of all Persons whomsoever.

                  (g) Limitations on Disposition. The Grantor will not sell, assign, lease, transfer or otherwise dispose of any of the Collateral, or contract to do so.

                  (h) Further Identification of Collateral. The Grantor will, if so requested by the Agent, furnish to the Agent, as often as the Agent reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

                  (i) Notices. The Grantor will advise the Agent promptly, in reasonable detail, (i) of any Lien, security interest, encumbrance or claim made or asserted against any of the Collateral, (ii) of any material change in the composition of the Collateral, and (iii) of the occurrence of any other event which would have a material adverse effect on the security interests created hereunder.


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                  (j) Right of Inspection. Upon reasonable prior notice to the
         Grantor (unless an Event of Default has occurred and is continuing, in which case no notice is necessary), the Agent shall at all times have full and free access during normal business hours to all the books and records and correspondence of the Grantor and the Borrower relating to the Collateral, and the Agent or its representatives may examine the same, take extracts therefrom and make photocopies thereof. Upon reasonable prior notice to the Grantor (unless an Event of Default has occurred and is continuing, in which case no notice is necessary), the Agent and its representatives shall also have the right to enter into and upon any premises where any of the Collateral is located or any premises owned, leased or otherwise occupied by the Borrower for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

                  (k) Continuous Perfection. The Grantor will not change its name, identity or corporate structure in any manner which might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of section 9-402(7) of the UCC (or any other then applicable provision of the UCC) unless the Grantor shall have given the Agent at least thirty (30) days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by the Agent to amend such financing statement or continuation statement so that it is not seriously misleading.

         6. The Agent's Appointment as Attorney-in-Fact.

                  (a) The Grantor hereby irrevocably constitutes and appoints the Agent and any executive officer of the Agent and any agent designated by such executive officer, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantor and in the name of the Grantor or in its own name, from time to time in the Agent's discretion, for the purpose of carrying out the terms of this Hypothecation Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Hypothecation Agreement


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         and, without limiting the generality of the foregoing, hereby gives the
         Agent the power and right, on behalf of the Grantor, without notice to or assent by the Grantor to do the following:

                           (i) to ask, demand, collect, receive and give
                  acquittances and receipts for any and all moneys due and to become due under any Collateral, to demand performance of any covenants under, and to give any notice in connection with, any Intercompany Loan Agreement, and in the name of the Grantor or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

                           (ii) to pay or discharge taxes, Liens, security
                  interests or other encumbrances levied or placed on or threatened against the Collateral; and

                           (iii) (A) to direct any party liable for any payment
                  under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to the Agent or as the Agent shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents constituting or relating to the Collateral;
                  (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the


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                  Grantor with respect to any Collateral; (F) to settle,
                  compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; and (G) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and the Grantor's expense, at any time, or from time to time, all acts and things which the Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and the Creditors' Lien thereon, in order to effect the intent of this Hypothecation Agreement, all as fully and effectively as the Grantor might do.

                  (b) The Agent agrees that, except upon the occurrence and during the continuation of an Event of Default, it will forebear from exercising the power of attorney or any rights granted to the Agent pursuant to this Section 6. The Grantor hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 6 is a power coupled with an interest and shall be irrevocable until the Secured Obligations are indefeasibly paid in full.

                  (c) The powers conferred on the Agent hereunder are solely to protect the Creditors' interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Grantor for any act or failure to act, except for its own gross negligence or willful misconduct.

                  (d) The Grantor also authorizes the Agent, at any time and from time to time upon the occurrence and during the continuation of an Event of Default, to execute, in connection with the sale provided for in Section 13 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.


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         7. Pledge of Additional Collateral.

                  (a) Subject to the terms and conditions hereof, the Grantor may from time to time during the term of this Hypothecation Agreement pledge additional property as Collateral hereunder.

                  (b) The Grantor may pledge additional property as Collateral hereunder by delivering to the Collateral Agent a security supplement substantially in the form attached hereto as Exhibit A (a "Security Supplement") together with:

                           (i) with respect to additional certificated
                  securities to be pledged, certificates evidencing the same;

                           (ii) with respect to additional uncertificated
                  securities to be pledged, evidence satisfactory to the Agent of the registration thereof;

                           (iii) such executed copies of financing statements on
                  Form UCC-1 and Form UCC-3 under the UCC as may be required and other financing and assignment documents as may be required hereunder;

                           (iv) such other evidence, including but not limited
                  to appropriate representations, warranties, covenants, and any other documentation reasonably requested by the Agent, satisfactory to the Agent, on behalf of itself and ratably on behalf of the Lenders, first priority security interest in the Collateral described therein; and

                  (c) Upon the receipt of any Security Supplement, together with any certificates, statements and other evidence required by this
         Section 7, the Security Supplement shall be added as a supplement to this Hypothecation Agreement and the collateral identified herein shall become Collateral.

         8. Performance by the Agent of Grantor's Obligations. If the Grantor fails to perform or comply with any of its agreements contained herein and the Agent, as provided for by the terms of this Hypothecation Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of the Agent incurred in connection with such performance or compliance, shall be payable by the Grantor to the Agent on


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demand and shall constitute Secured Obligations secured hereby.

         9. Limitation on the Creditor's Obligation. It is expressly agreed by the Grantor that, anything herein to the contrary notwithstanding, neither the Agent nor any other Creditor shall have any obligation or liability for the performance by the Grantor of its obligations under any Intercompany Loan Agreement by reason of or arising out of this Hypothecation Agreement or the granting to the Agent for the benefit of the Agent and the other Creditors, of the security interests provided for herein or the receipt by the Creditors of any payment relating thereto.

         10. Payments. Unless an Event of Default shall have occurred and be continuing, the Grantor shall be permitted to receive all payments made to the extent permitted in the Credit Documents in respect of the Collateral.

         11. Rights of Agent; Further Appointment as Attorney-in-Fact.

                  (a) During the continuation of an Event of Default, the Agent shall have the right to receive any and all payments made in respect of the Intercompany Collateral and to make application thereof to the Secured Obligations, and the Agent or its nominee may thereafter (i) notify the maker of any Intercompany Note to make payment to the Agent of any amounts due or to become due thereunder, (ii) make demand for payment on the Intercompany Notes, (iii) enforce collection of any of the Intercompany Notes by suit or otherwise, (iv) surrender, release or exchange all or any part of any Intercompany Note, or compromise or extend or renew for any period the obligations of any maker of a Intercompany Note thereunder, (v) exercise all other rights of the Grantor in any of the Intercompany Notes, and (vi) take possession or control of any proceeds of the Intercompany Notes, in each case without liability except to account for property actually received by it, but the Agent shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing. The Grantor hereby irrevocably constitutes and appoints the Agent and any executive officer of the Agent and any agent designated by such executive officer, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantor and in the name of the Grantor or in its own name, from time to time in


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         the Agent's discretion, for the purpose of carrying out the terms of this Hypothecation Agreement, to take any and all appropriate action and to execute and deliver all documents and instruments which may be necessary or desirable to exercise such rights. The Grantor hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 11 is a power coupled with an interest and shall be irrevocable until the Secured Obligations are indefeasibly paid in full.

                  (b) The Agent agrees to release promptly to the Grantor any cash payments on the Collateral which it may receive hereunder (and any Proceeds of such cash distributions) during the continuation of any Event of Default, to the extent not applied to the Secured Obligations, following the waiver or curing of such Event of Default.

                  (c) The Grantor authorizes the Agent, without notice to, demand of, or consent from the Borrower, any Guarantor, or any other Person, and without affecting its liability to the Agent and the other Creditors hereunder, from time to time (i) to renew, extend, accelerate or otherwise change the time or place for payment of, or otherwise change the terms of, the Secured Obligations or any part thereof including, without limitation, increase or decrease of the rate of interest thereon; (ii) to take and hold any other security for the payment or performance of the Secured Obligations by the Borrower or any Guarantor, and exchange, enforce, waive, surrender, modify, impair, change, alter, renew, continue, compromise or release in whole or in part any such security, or fail to perfect its interest in any such security or to establish its priority with respect thereto; (iii) to apply such security and direct the order or manner of sale thereof as the Agent in its sole discretion may determine; (iv) to release any Guarantor, in whole or in part, from any or all of the Secured Obligations or substitute any or all of the obligations of any other guarantor; (v) to settle or compromise any or all of the Secured Obligations with any Guarantor or any endorser of the Secured Obligations; and (vi) to subordinate any or all of the Secured Obligations to any other obligations of or claim against the Borrower or any Guarantor, whether owing to or existing in favor of the Agent or any other Creditor or any other party. The Grantor shall be and remain bound hereunder


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         notwithstanding any such renewal, extension, acceleration, change, taking, holding, exchange, enforcement, waiver, surrender, modification, impairment, alteration, continuation, compromise, release, failure, application, direction, settlement or subordination.

         12. Waivers. The Grantor waives any and all statutory or other rights which the Grantor may otherwise have to require the Agent or any other Creditor to (i) proceed against the Borrower or any Guarantor; (ii) proceed against or exhaust any other security for the Secured Obligations; or (iii) pursue any other remedy in their power whatsoever. The Agent and the other Creditors may, at their election, exercise any right or remedy they may have against the Borrower, any Guarantor, any other Person, or any other security now or hereafter held by or for their benefit including, without limitation, the right to foreclose upon any such security by judicial or nonjudicial sale, without affecting or impairing in any way the liability of the Grantor hereunder except to the extent the Secured Obligations may thereby be paid. Only the net proceeds from any such foreclosure, after deduction of all reasonable costs and expenses authorized to be deducted pursuant to the documents under which such other security is held or by law, shall be applied against the Secured Obligations. The Agent and any of the other Creditors may at their discretion purchase all or any part of such security so sold or offered for sale for their own account and may apply against the amount bid therefor all or any part of the Secured Obligations for which such security is held; and in such case, only that portion of the proceeds realized, after deduction of all costs and expenses authorized to be deducted pursuant to the documents under which such other security is held or pursuant to law, shall be applied against the Secured Obligations. The Grantor waives any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation or other right or remedy against the Borrower, any Guarantor, any other Person, or any other security, whether resulting from the election by the Agent or any other Creditor to exercise any right or remedy it may have against the Borrower, any Guarantor, or any other Person, any defect in, failure of, or loss or absence of priority with respect to the interest of the Agent and the other Creditors in such other security, or otherwise. In the event that any foreclosure sale is deemed to be not commercially reasonable, the Grantor waives any right that it may have to have any portion of the Secured Obligations discharged except to the extent of the amount actually bid and received by the Agent or any other Creditor at any such sale.

                  The Grantor acknowledges that repeated and successive demands may be made and payments or performance made hereunder in response to such demands as and when, from time to time, the Borrower or any Guarantor may default in performance of the Secured Obligations. Notwithstanding any such performance hereunder, this Hypothecation Agreement shall remain in full force and effect and shall apply to any and all subsequent defaults by the Borrower or any Guarantor in payment or performance of the Secured Obligations.

                  The Grantor waives any setoff, defense or counterclaim which the Grantor may have or claim to have against the Agent or any other Creditor.

         13. Remedies; Rights on Default. If an Event of Default has occurred and is continuing, in addition to all other rights and remedies granted in this Hypothecation Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, the Agent shall have all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any other Creditor shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Grantor, which right or equity is hereby waived or released. The Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, section 9-504(l)(c) of the UCC, need the Agent account for the surplus, if any, to the Grantor. To the extent permitted by applicable law, the Grantor waives all claims, damages and demands it may acquire against the Agent arising out of the exercise by the Agent of any of its rights hereunder. If any notice of a proposed sale or other disposition of the Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Grantor further waives and agrees not to assert any rights or privileges which it may acquire under section 9-112 of the UCC.

                  The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by the Agent in the following order of priorities:

                  First, to the Agent in an amount sufficient to pay in full the reasonable expenses of the Agent in connection with such sale, disposition or other realization, including all reasonable expenses, liabilities and advances incurred or made by the Agent in connection therewith, including, without limitation, reasonable attorneys' fees;

                  Second, to the Creditors in an amount equal to the aggregate amount of Secured Obligations which are then unpaid in such order as the Agent and the other Creditors may elect; and

                  Finally, upon payment in full of all of the Secured Obligations, to the Grantor, or its representatives or as a court of competent jurisdiction may direct, any surplus then remaining from such Proceeds.

                  The Grantor recognizes that the Agent may be unable to effect a public sale of any or all of the Collateral, by reason of certain prohibitions in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obligated to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the Agent than if such sale were a public sale and agrees that such circumstances shall not, in and of themselves, result in a determination that such sale was not made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any Collateral for the period of time necessary to permit the registration thereof under the Securities Act, or under applicable state securities laws.

                  The Agent hereby acknowledges that certain actions which may be taken by the Agent pursuant to the provisions of this Hypothecation Agreement may be subject to receipt of consent of the FCC and Franchising Authorities which may be required by applicable law or regulation or the terms of any Franchises. Anything in this Hypothecation Agreement (including any representations and warranties of the Grantor) to the contrary notwithstanding, the security interest granted hereunder shall not be deemed to be an assignment, transfer or change of beneficial or record ownership of the Collateral or the cable television systems owned by the Grantor or the Borrower, and neither the Agent nor any other Creditor shall have any right to own or control such cable television systems, without the prior written consent or approval of the FCC and the Franchising Authorities whose consent or approval is required by law or regulation or the terms of their respective Franchises.

         14. Limitation on the Agent's Duty in Respect of Collateral. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Agent deals with similar securities and property for its own account. Neither the Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Grantor or otherwise.

         15. Reinstatement. This Hypothecation Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Borrower or any Guarantor for liquidation or reorganization, should the Borrower or any Guarantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the assets of the Borrower or any Guarantor, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         16. Subrogation. Until all Secured Obligations shall have been satisfied, the Grantor shall not have any right of subrogation and waives any right to enforce any remedy which the Agent or any other Creditor now has or may hereafter have against the Borrower or any Guarantor, and waives any and all statutory or other rights to participate in any other security now or hereafter held by the Agent or any other Creditor.

         17. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other party any communication with respect to this Hypothecation Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  (a)      If to the Agent, at

                           One Wall Street
                           New York, New York 10286
                           Attention:  Wade E. Layton
                           Vice President

                  (b) If to the Grantor, at its principal business address specified in Section 4(c)

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which delivered. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

         18. Severability. Any provision of this Hypothecation Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         19. No Waiver; Cumulative Remedies. Neither the Agent nor any other Creditor shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Agent, and then only to the extent therein set forth. A waiver by the Agent or any other Creditor of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such other Creditor would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Agent or any other Creditor, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Hypothecation Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Agent and, where applicable, by the Grantor.

         20. Successors and Assigns; Governing Law; Consent to Jurisdiction.

                  (a) This Hypothecation Agreement and all obligations of the Grantor hereunder shall be binding upon the successors and assigns of the Grantor, and shall, together with the rights and remedies of the Agent hereunder, inure to the benefit of the Agent and the other Creditors and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the security interest granted to the Agent and the other Creditors hereunder.

                  (b) THIS HYPOTHECATION AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  (c) The Grantor hereby irrevocably submits to the non-exclusive jurisdiction of any state or federal court in The City of New York located in the Borough of Manhattan for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Hypothecation Agreement. The Grantor hereby appoints CT Corporation System, with offices on the date hereof at 1633 Broadway, New York, New York 10019, as its authorized agent on whom process may be served in any action which may be instituted against it by the Agent or any other Creditor in any state or federal court in The City of New York located in the Borough of Manhattan, arising out of or relating to this Hypothecation Agreement. Service of process upon such authorized agent and written notice of such service to the Grantor shall be deemed in every respect effective service of process upon the Grantor, and the Grantor hereby irrevocably consents to the jurisdiction of any such court in any such action and to the laying of venue in New York City. The Grantor hereby irrevocably waives any objection to the laying of the venue of any such suit, action or proceeding brought in the aforesaid courts and hereby irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Notwithstanding the foregoing, nothing herein shall in any way affect the right of the Agent or any other Creditor to bring any action arising out of or relating to this Hypothecation Agreement in any competent court elsewhere having jurisdiction over the Grantor or its property.

         21. Further Indemnification. The Grantor agrees to pay, and to save the Agent and each other Creditor harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Hypothecation Agreement.

         22. WAIVER OF JURY TRIAL. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS HYPOTHECATION AGREEMENT.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Hypothecation Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.


                                   INTERMEDIA PARTNERS OF WEST TENNESSEE

                                       By: InterMedia Capital Management
                                           IV, L.P.


                                           By: InterMedia Management,
                                               Inc.

                                               By:
                                                  ----------------------------
                                                  Name:
                                                  Title:

Accepted and Acknowledged by:

THE BANK OF NEW YORK,
  As Agent


By:
   ----------------------------
   Name:
   Title:

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Hypothecation Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

                                    INTERMEDIA PARTNERS OF WEST TENNESSEE, L.P.

                                    By: InterMedia Partners of Tennessee

                                    By: InterMedia Capital Management IV, L.P.

                                    By: InterMedia Management, Inc.

                                    By: /s/ Leo J. Hindery, Jr.
                                        ________________________________________
                                        Name:
                                        Title:


Accepted and Acknowledged by:

THE BANK OF NEW YORK,
  As Agent


By: /s/ Wade Layton
    ____________________
    Name:
    Title:

                                                                     EXHIBIT ___

                           Form of Security Supplement

                                                                         [DATE]


The Bank of New York, as Agent
One Wall Street
New York, New York 10286

Attention:
Facsimile:

                  Re:  Security Supplement Agreement

Ladies and Gentlemen:

                  Reference is made to the Security and Hypothecation Agreement, dated as of July 30, 1996 (the "Hypothecation Agreement"), between (the "Grantor") and The Bank of New York, as Agent. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Hypothecation Agreement.

                  As additional collateral security for the prompt and complete payment and performance of the Obligations and to induce the Lenders as set forth in the Hypothecation Agreement, the Grantor, upon the acceptance hereof by the Agent, hereby assigns, conveys, mortgages, pledges, hypothecates, grants, transfers and sets over to the Agent, for its benefit and for the ratable benefit of the Creditors, a first security interest in all of the Grantor's right, title and interest in, to and under the property listed on Annex A hereto, whether now owned or hereafter acquired by the Grantor (all of which being hereinafter collectively called the "New Collateral"). Upon the acceptance hereof by the Agent, the New Collateral shall become Collateral, and the Grantor is and the Agent's interests therein shall be governed in all respects by the terms of the Hypothecation Agreement.

                  The Grantor hereby certifies that, upon the delivery of this Security Supplement and the accompanying certificates, statements, representations, warranties, covenants and other evidence, if any, the Grantor shall have complied with all requirements for the pledge of the New Collateral as additional Grantor Collateral under the Hypothecation Agreement. The Grantor further certifies that on a pro-forma basis, after giving effect to such New Collateral as Collateral, the representations and warranties of the Grantor in the Hypothecation Agreement and the Revolving Credit and Term Loan Agreement shall be true and correct as if made on the date hereof and the Grantor shall be in compliance with all of its covenants and agreements in the Hypothecation Agreement.


                                    Very truly yours,

                                    INTERMEDIA PARTNERS OF WEST TENNESSEE, L.P.

                                    By: InterMedia Partners of Tennessee

                                    By: InterMedia Capital Management IV, L.P.

                                    By: InterMedia Management, Inc.

                                    By:________________________________________
                                       Name:
                                       Title:


Accepted by:

     THE BANK OF NEW YORK,
           as Agent


By:  ______________________
     Name:
     Title: